UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 7, 2012

SCBT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On August 8, 2012, SCBT Financial Corporation (the “Company”) and The Savannah Bancorp, Inc. (“SAVB”) announced that they had entered a definitive agreement, dated as of August 7, 2012, pursuant to which SAVB will merge with and into the Company.  A copy of the press release is attached hereto as Exhibit 99.1.  In addition, the Company will be providing supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors.  The slides to be used in connection with this analyst and investor presentation are attached hereto as Exhibit 99.2.

Item 9.01.                                          Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release of SCBT Financial Corporation, dated August 8, 2012

99.2	Investor Presentation, dated August 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date: August 8, 2012	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President,
Chief Operating Officer and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release of SCBT Financial Corporation, dated August 8, 2012

99.2	Investor Presentation, August 8, 2012